SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 10, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-29222                 13-3575874
(State or other jurisdiction                                  (IRS Employer
      of incorporation)        (Commission File Number)   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)
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Item 5. Other Events

      The sole purpose of this Form 8-K is to file a press release issued by AVAX Technologies, Inc. on March 10, 1998 regarding its financial results for the fiscal year ended December 31, 1997.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits:

            99.6 Press Release dated March 10, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVAX TECHNOLOGIES, INC.

Date: March 11, 1998

                                   By: /s/ Jeffrey M. Jonas, M.D.
                                       -----------------------------------------
                                       Name:  Jeffrey M. Jonas, M.D.
                                       Title: President and Chief Executive
                                              Officer


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

                                  Exhibit Index


Exhibit Number                                           Description
--------------                                           -----------

   99.6                                      Press Release dated March 10, 1998.


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